UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 26, 2005


                           SELECT COMFORT CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Minnesota
         (State or other jurisdiction of incorporation or organization)

      0-25121                                              41-1597886
(Commission File No.)                          (IRS Employer Identification No.)

              6105 Trenton Lane North, Minneapolis, Minnesota 55442
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (763) 551-7000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 5.04.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
            PLANS.

On May 26, 2005, Select Comfort Corporation (the "Company") sent a notice to its directors and executive officers, informing them that the Select Comfort Profit Sharing and 401(k) Plan (the "Plan") will be entering a "blackout period" due to a transition in providers of record-keeping and investment management services. The blackout period is scheduled to begin at 3:00 p.m. Central Daylight Time on Wednesday, June 22, 2005 and to end on July 11, 2005. During the blackout period, participants in the Plan will not be able to initiate a transfer from one investment option to another investment option, obtain a loan, or obtain a distribution or withdrawal.

In connection with the notice of the blackout period to Plan participants, directors and executive officers of the Company were notified that, during the blackout period, they are prohibited from purchasing, selling or otherwise acquiring or transferring equity securities of the Company. The notice to directors and executive officers was provided pursuant to Section 306 of the Sarbanes-Oxley Act of 2002. A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

During the blackout period and for a period of two years after the ending date of the blackout period, a security holder or other interested person may obtain, without charge, information regarding the blackout period, including the actual beginning and ending dates of the blackout period, by contacting the Company's General Counsel at 6105 Trenton Lane North, Minneapolis, MN 55442, telephone:
(763) 551-7000.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SELECT COMFORT CORPORATION
                                                (Registrant)


Dated: May 26, 2005                             By:      /s/ Mark A. Kimball
                                                   ----------------------------

                                                Title:   Senior Vice President
                                                      -------------------------



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                                INDEX TO EXHIBITS

The exhibit listed in this index is being furnished pursuant to Item 9.01 of Form 8-K and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any document filed under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.



Exhibit No.                Description of Exhibit
----------                 ----------------------
99.1                       Notice to Directors and Executive Officers of
                           Select Comfort  Corporation dated May 26, 2005



















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